SilverBow Resources Corporate Presentation

May 2018

SilverBow
RESOURCES™

Forward-Looking Statements

THE MATERIAL INCLUDED herein which is not historical fact constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs", assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated", "projected", "potential", "anticipated", "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed reflect management's current plans and assumptions, are subject to numerous risks and uncertainties, many of which are beyond the Company's control, and certain of which are set out in our most recent Form 10-K and Form 10-Q filed with the SEC. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. For reconciliations of non-GAAP financial measures, see our website at sbow.com.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on the Company's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 at strip pricing as of April 2, 2018 for year end 12/31/17 reserves. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see appendix for a reconciliation of PV-10 to standardized measure.

SBOW
LISTED
NYSE

Company Overview

NYSE Symbol:	SBOW
Market Cap[(1)]:	$358 million
Enterprise Value[(1)]:	$611 million
12/31/17 PV-10 Value[(2)]:	~$731 million
Production 1Q18[(3)]:	~154 MMcfe/d
Production Mix[(4)]:	83% Gas
Proved Reserves[(2)]:	994 Bcfe
% Proved Developed[(5)]:	43%
Net Acreage 1Q18[(6)]:	101,591


La Salle
Live Oak
Mc Mullen
Webb

Eagle Ford Focused

- Premier Eagle Ford Gas Driller
- Significant drilling inventory in the Eagle Ford
- Low cost operator
- Balance Sheet Provides Financial and Operational Flexibility
- Veteran Management Team with Substantial Experience in the Play

A Pure Play Eagle Ford Value and Growth Opportunity

(1) Market capitalization value as of May 1, 2018; EV = Market Cap of $358 million (11.653 million shares @ $30.75/sh) plus $253 million of net debt as of 3/31/2018
(2) PV-10 reserves based on 12/31/17 using 4/2/18 strip pricing excluding AWP Olmos properties
(3) Daily average production presented on a three stream basis, adjusted for AWP Olmos divestiture. See appendix for details
(4) Represents reported production mix for 1Q 2018, adjusted for AWP Olmos divestiture
(5) PV-10 reserves based on 12/31/17; includes PDP and PDNP
(6) Includes 4,512 Net Acres under option to be exercised August 2018

Key Accomplishments 2017

SBOW LISTED NYSE

Commercial	• New executive team in place • Rebranded the Company to SilverBow Resources, Inc. • Re-listed on the NYSE as ticker "SBOW" • Streamlined operations with non-core Eagle Ford divestitures
Operational	• ~40% production growth 4Q17 vs. 4Q16 on pro forma assets • Acquired ~36,500 acres and approximately 370 future drilling locations • Significantly reduced cost structure on South Texas assets driving LOE from $0.52/Mcfe in 2016 to $0.34/Mcfe in 4Q17 • ~1 Tcfe of proved reserves with multi-Tcf of upside • Successful pilot wells in Oro Grande and Uno Mas acreage blocks
Engineering	• Continued testing of enhanced frac design • Drilled longest lateral in company history of over 11,000 ft • Advanced choke management concepts • Drilled largest pad (6 well pad) in Company's history at Fasken
Financial	• 90% EBITDA growth vs 2016 • Significant liquidity • Expanded hedge book • Ample covenant headroom

Key Objectives 2018

SBOW LISTED NYSE

Commercial	• Continue leasing program • Low cost inventory adds • Be opportunistic on active Eagle Ford acquisitions environment • Continue proactive hedging program

Operational	• Estimated production growth of 22% – 37%
	• Drive capital and operating expenses lower
	  • De-bundling and selective aggregation of services
	  • Rigorous commercial management of vendor services
	  • Streamlining – Olmos sale
	• Reduction of LOE from $0.39/Mcfe in 2017 to $0.25 – $0.28/Mcfe in 2018

Engineering	• Testing enhanced completion designs
	  • Proppant volumes
	  • Stage/Cluster spacing
	  • Acid/Diversion volumes
	  • Pressure managed flowback
	• Accelerate development with two-Rig Program – fit for purpose
	  • Shallow asset pad drilling
	  • Deep asset delineation

Executing on Strategy

SBOW LISTED NYSE

Daily Production(1)


(Mmcfepd)
210
180
150
120
90
60
30
0
123
134
148
168
154
175
195
1Q17
2Q17
3Q17
4Q17
1Q18
FY18 (e)

LOE


($mm)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($/Mcfe)
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.47
$0.36
$0.41
$0.34
$0.34
$0.28
$0.25
$5.8
$4.8
$5.8
$5.5
$5.0
1Q17
2Q17
3Q17
4Q17
1Q18
FY18 (e)
LOE
$/Mcfe

Cash G&A, Net


($mm)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
($/mcfe)
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.68
$0.39
$0.32
$0.30
$0.29
$0.28
$0.27
$8.3
$5.2
$4.6
$5.0
$4.2
1Q17
2Q17
3Q17
4Q17
1Q18
FY18 (e)(2)
G&A
$/Mcfe

Adjusted EBITDA


($mm)
$50
$40
$30
$20
$10
$0
$21
$27
$31
$42
$36
1Q17
2Q17
3Q17
4Q17
1Q18

Focused on Production Growth and Lower Costs

(1) Excludes noncore properties sold in 2017 and AWP Olmos divestiture in 1Q18. See appendix for details.
(2) Using the midpoint of FY18 production guidance

Management Overview

SBOW
LISTED
NYSE

EXECUTIVE TEAM	YEARS IN INDUSTRY	PREVIOUS EXPERIENCE
Sean Woolverton – *Chief Executive Officer* • Former COO Samson Resources • Former VP at Chesapeake • Also held leadership roles at Encana and Burlington	25	
Steve Adam – *Chief Operating Officer* • Former SVP of Operations Sanchez Oil & Gas • Previously Occidental Petroleum	40+	
Gleeson Van Riet – *Chief Financial Officer* • Former CFO of Sanchez Energy • Former investment banker at Credit Suisse and DLJ	26	
Chris Abundis – *General Counsel* • GC since '17, joined the Company in '05 • Formerly at KPMG	16	

Underexploited Eagle Ford Gas Fairway



Uno Mas
AWP
Artesia
Fasken
Oro Grande
Legend
Black Oil
Gas
0 10 20 40
Miles

Transferring New Completion Technology to Underexploited Areas of the Eagle Ford

New Eagle Ford Gas Wells Per Annum(1)



1,400
1,200
1,000
800
600
400
200
0
391
818
1,171
1,087
965
557
228
129
2010
2011
2012
2013
2014
2015
2016
2017*

Average CLAT (feet) EF Gas wells(1)



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
4,417
4,903
4,964
5,186
5,446
5,669
6,523
6,919
2010
2011
2012
2013
2014
2015
2016
2017*

Average Sand lbs/ft EF Gas Wells(1)



2,000
1,500
1,000
500
0
822
851
891
950
1,305
1,502
1,862
1,870
2010
2011
2012
2013
2014
2015
2016
2017*

(1) Data from IHS report dated February 6, 2018. IHS typically has three month lag potentially rendering 2017 incomplete

Best Gas Take-Away Market in the US

SBOW
LISTED
NYSE

SilverBow Gas Differential to Henry Hub


($ / Mcf)
$0.00
($0.02)
($0.04)
($0.06)
($0.08)
($0.10)
($0.12)
($0.05)
($0.10)
($0.08)
($0.07)
2014
2015
2016
2017

2017 Natural Gas Basis[2]

Full Year 2017


Rockies
($0.41)
San Juan
($0.44)
Panhandle
($0.38)
Waha
($0.42)
Chicago
($0.07)
Marcellus
(Dominion S. Point)
($0.87)
Transco Miss/Ala
($0.05)
Houston Ship Channel
($0.06)

Gulf Coast Markets Yielding $0.35 to $0.70 / Mcf Higher Net Backs

Sources of Demand Growth[1]


+3-4 Bcf/d
Petrochemical Complex
Significant Existing
Midstream Infrastructure
+4-8 Bcf/d
LNG Exports
+1-3 Bcf/d
Mexico Exports

Increasing Demand from Petrochemical Complex, LNG Exports, and Mexico Exports Yields Favorable Differentials

(1) Source: EIA Annual Energy Outlook – 2018
(2) Source: Platt's Inside GMR vs. Henry Hub

Top Tier Gas Well Performance

First Twelve-Months Cumulative Gas Production (Mmcf)


4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
SilverBow
Other
Benchmarks
[CATEGORY NAME]
[CATEGORY NAME]
[CATEGORY NAME]
[CATEGORY NAME]
[CATEGORY NAME]
[CATEGORY NAME]

SilverBow Has Drilled 28 of the Top 50 Eagle Ford Gas Wells

Source: Drilling Info first 12 month cumulative gas production for Eagle Ford gas wells. Data base includes approx. 2,500 EF gas wells
Performance benchmarks include SilverBow wells. Data as of 4/15/2018

Portfolio Overview

SBOW
LISTED
NYSE

Area (% Avg WI)	Net Acres	Gross Undrilled Locations[1]	% Gas	# Prod Wells[2]
Fasken Area (84% - 100%)	7,721			
Lower EF Gas		19	100%	68
Upper EF Gas		71	100%	6
Austin Chalk Gas		60	100%	0
AWP Area (98% - 100%)	44,097[4]			
North LEF Oil		46	20%	74
N. Austin Chalk Oil		12	20%	0
South LEF Gas		169	78-100%	23
Artesia Area (88% - 100%)	13,078			
North LEF Cond.		22	45%	18
South LEF Cond.		52	45%	29
Oro Grande Area (100%)	24,485			
Lower EF Gas		102	100%	2
Uno Mas Area (100%)	12,209			
Lower EF Gas		60	100%	1
Upper EF Gas		46	100%	0
Other[3]		40		112
Totals[3]	101,591	699		333


Uno Mas
AWP
PIONEER
Artesia
BHP
Dimmit
La Salle
EP ENERGY
CHESAPEAKE
noble energy
SM ENERGY
XTO
Live Oak
McMullen
Oro Grande
Duval
Webb
Fasken
Laredo
Mexico
Legend
SilverBow Leasehold Area
Eagle Ford Trend
Black Oil
Volatile Oil
Condensate
Wet Gas
Gas
101,591 net Eagle Ford acres
221 producing wells
0 10 20 40 Miles

101,591 Net Eagle Ford Acres in Core Gas and Condensate Windows

(1) As of 3/31/2018; gross locations are on Company operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective. Locations are considered Lower Eagle Ford unless notified otherwise.
(2) As of 3/31/2018, adjusted for AWP Olmos divestiture in 1Q18. Excludes two wells waiting on completion in Oro Grande
(3) Other includes certain vertical Olmos wells that cumulatively represent <1% of production in 1Q18.
(4) Includes 4,512 Net Acres under option to be exercised August 2018.

Type Curves Indicate Strong Returns in Current Price Environment

IRR's Across SilverBow's Portfolio ($3.00 gas / $50.00 oil)[1]


124%
94%
60%
43%
41%
41%
Fasken Lower EF
Artesia North LEF Cond.
Oro Grande Lower EF
AWP South LEF Gas
Uno Mas Lower EF
Fasken Upper EF

	Fasken Lower EF	Artesia North LEF Cond.	Oro Grande Lower EF	AWP South LEF Gas	Uno Mas Lower EF	Fasken Upper EF
Producing Wells[3]	68	18	2	23	1	6
Drilling locations[3]	19	22	102	169	60	71
Type curve EUR (Bcfe)	14	9	14	11	12	10
Type curve EUR / 1,000 ft	1.9	1.2	1.9	1.5	1.6	1.3
Lateral length	7,500	7,500	7,500	7,500	7,500	7,500
Well Cost ($mm)[2]	$4.7	$5.0	$7.9	$6.0	$7.9	$4.7
NPV-10 ($mm)	$6.3	$8.2	$6.9	$5.4	$4.7	$2.5
IRR (%)	124%	94%	60%	43%	41%	41%
Payback (years)	0.7	1.3	1.6	2.3	2.0	2.3

Core Eagle Ford Acreage With Compelling Returns

(1) Assumes current drill and complete, transportation and processing, and royalty cost structure. Returns reflect midpoint of given ranges. Please see type curve analysis for more information
(2) Cost includes: locations, roads, area specific D&C, 10 days of flowback, tubing installation, and facilities hook-up
(3) As of 3/31/2018

Fasken Lower & Upper Eagle Ford

SBOW LISTED NYSE

2017 & 2018 Net Activity

	Wells	Area	Prop #/ft.	Stage Spacing	Cluster Spacing	Delivery Constrained+
2017	52H	LEF	1,440	298'	38'	Partial
	53H	LEF	1,399	307'	39'	Partial
	54H	LEF	1,434	299'	38'	Partial
	55H	LEF	1,442	300'	38'	Partial
	56H	LEF	1,500	285'	36'	Partial
	57H	LEF	1,516	282'	36'	Partial
	58H	LEF	1,473	290'	37'	Partial
	59H	LEF	1,531	297'	38'	Constrained
	60H	LEF	1,520	299'	38'	Constrained
	61H	LEF	1,551	292'	37'	Constrained
	62H	LEF	1,524	301'	38'	Constrained
	*63H	LEF	1,400	324'	47'	Constrained
	64H	LEF	1,462	344'	39'	Constrained
	101H	UEF	1,462	303'	61'	Constrained
	102H	UEF	1,481	302'	51'	Constrained
	**106H	UEF	2,157	220'	28'	No Constraint
2018	65H	LEF	1,320	346'	33'	Constrained
	66H	LEF	1,509	346'	37'	Constrained
	67H	LEF	1,442	346'	37'	Constrained
	103H	UEF	1,502	240'	24'	No Constraint
	104H	UEF	1,725	217'	19'	No Constraint
	105H	UEF	1,490	304'	32'	No Constraint

+ Contractual Field Sales Limit of 190 MMcf/d gross production
* 25% of CLAT Completed in UEF / ** 2015 Completion


Cumulative vs. Lower EF Type Curve
Gas Volume (MMcfe)
3,500
3,000
2,500
2,000
1,500
1,000
500
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)
TC Fasken LEF
14 Bcfe EUR


Cumulative vs. Upper EF Type Curve
TC Fasken UEF 10 Bcfe
Fasken State 101H
Fasken State 102H
Fasken State 106H
Fasken State 63H
Fasken State 103H
Fasken State 104H
Fasken State 105H
Gas Volume (MMcfe)
2,500
2,000
1,500
1,000
500
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)
TC Fasken UEF
10 Bcfe EUR

Southern Eagle Ford Gas – Oro Grande, Uno Mas, & AWP

SBOW
LISTED
NYSE

2017 & 2018 Net Activity

- 7 Oro Grande (NMC) Spuds and 7 Completions
- 4 Uno Mas (GKT) Spuds and 3 Completions
- 4 AWP Spuds and 4 Completions

Wells	Area	Prop #/ft.	Gross Avg. EF Thickness	Est. BHP 30 day psi	Choke Mgmt.+
NMC EF 1H	LEF	3,437	281'	10,172	Moderate
NMC EF 2H	LEF	2,403	285'	9,847	Conservative
**Bracken JV 15H	LEF	1,400	239'	7,785	Moderate
**Bracken JV 16H	LEF	1,413	229'	7,833	Moderate
Bracken JV 21H	LEF	1,386	296'	8,968	Conservative
Bracken JV 22H	LEF	1,461	291'	9,125	Conservative
GKT-MAP 1H	LEF	2,297	313'	10,630	Conservative
NMC EF 3H	LEF	3,696	300'	-	Conservative
NMC EF 4H	LEF	3,686	302'	-	Conservative

+ Choke Management: Conservative <18/64", Moderate 18-34/64", Aggressive > 34/64"
** 2014 Completions


Cumulative vs. Type Curve
Gas Volume (MMcfe)
Normalized Flowing Time (Months)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
0
1
2
3
4
5
6
7
8
9
10
11
12
TC Oro Grande 14 Bcfe EUR
TC Uno Mas 12 Bcfe EUR
TC AWP 10.8 Bcfe EUR

Infrastructure Development

- Gathering systems
- Separation facilities
- Treating facilities
- Ancillary surface needs


AWP
Uno Mas
Oro Grande
Bracken 21H & 22H
NMC EF 1H
NMC EF 2H
GKT-MAP EF 1H
SBOW Southern EF Gas ~55,000 Acres

SBOW
LISTED
NYSE

Top Quartile Operating Expenses

Total Operating Expenses – 2017 4th Quarter



(Pre-G&A, $ / Mcfe)
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Peer Group Avg. (excl. SBOW) : $1.38
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
SilverBow
Peer J
Pro Forma SBOW(1)

Note: Total operating expenses include production taxes, gathering and transportation and lease operating expenses.
Source: Company Filings

Peers (in alphabetical order) include: Approach Resources, Comstock Resources, Eclipse Resources, Gastar Exploration, HighPoint Resources (fka Bill Barrett), Jones Energy, Penn Virginia, Sanchez Energy, SandRidge Energy, Wildhorse Resources

(1) Pro Forma for AWP Olmos divestiture in 1Q18

Maintaining Safety While Driving Down Costs

SBOW LISTED NYSE

CORPORATE TOTAL RECORDABLE INCIDENT RATE[1]


2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.6
1.8
1.0
1.0
0.6
0.6
0.2
2011
2012
2013
2014
2015
2016
2017

SOUTH TEXAS LEASE OPERATING COSTS ($/MCFE)


$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.96
$0.91
$0.67
$0.52
$0.39
2013
2014
2015
2016
2017

SOUTH TEXAS TRANSPORTATION & PROCESSING ($/MCFE)


$0.42
$0.40
$0.38
$0.36
$0.34
$0.32
$0.30
$0.28
$0.40
$0.34
$0.36
$0.36
$0.34
2013
2014
2015
2016
2017

NET GENERAL & ADMINISTRATIVE, CASH ($MM)


$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$30.0
$31.9
$37.3
$27.1
$23.1
2013
2014
2015
2016
2017

(1) Incidents per 200,000 work hours as defined by OSHA

SBOW
LISTED
NYSE

Culture of Continuous Capital Cost Optimization

Drilling Cost Per Well[(1)(2)]


($000)
$6,000
$4,000
$2,000
$0
58% Decline
$4,560
$3,085
$2,317
$1,776
$1,933
2013
2014
2015
2016
2017

Average Drilling Cost Per Lateral Foot[(1)]


($ / foot)
$1,000
$750
$500
$250
$0
67% Decline
$788
$435
$326
$247
$259
2013
2014
2015
2016
2017

Completion Well Cost[(1)]


($000)
$6,000
$4,000
$2,000
$0
40% Decline
$4,395
$4,533
$3,550
$3,091
$2,630
2013
2014
2015
2016
2017

Completion Cost Per Stage[(1)]


($ / stage)
$400
$300
$200
$100
$0
54% Decline
$245
$238
$142
$99
$113
2013
2014
2015
2016
2017

(1) Indicative of Fasken well costs; D&C costs are exclusive of location costs and tubing installs
(2) Drilling well cost represents rig release to rig release

Capital Budget 2018

2018 Capital Budget


AWP - 13%
Oro Grande - 16%
Fasken UEF - 18%
70%
D&C
Uno Mas, 5%
Artesia - 4%
Fasken LEF - 14%
Leasing/Land - 10%
Facilities / Optimization / Other - 20%

2018 Capital Program: $245 - $265 million

Activity by Area

	Net Wells Drilled 2017	Net Wells Drilled 2018
Fasken LEF & UEF	5.8	13.2
AWP	2	7
Oro Grande	2	5
Uno Mas	1	3
Artesia	7	4
Total	**17.8**	**32.2**

2018 Capital Budget Breakdown

Drill & Complete	$175 - $185
Leasing / Land	$25 - $30
Facilities / Optimization / Other	$45 - $50
Total 2018 CapEx	**$245 - $265**

Note: Budget subject to adjustments based on changes in commodities and costs. Well counts are net

Guidance 2018

SBOW LISTED NYSE

	ACTUAL					GUIDANCE	
	2Q17	3Q17	4Q17	FY17	1Q18	2Q18	FY18
Production Volumes:							
Oil (bbls/d)	1,532	1,852	2,486	1,876	1,968	1,350– 1,450	1,600 – 1,800
NGL (bbls/d)	2,505	2,900	3,796	2,866	2,759	2,275 – 2,375	2,575 – 2,900
Gas (MMcf/d)	122	127	140	125	132	136 – 141	150 – 167
Total Reported Production (MMcfe/d)	**146**	**156**	**177**	**154**	**161**	**158 – 164**	**175 – 195**
Pro Forma Production (MMcfe/d)[(1)]	**134**	**148**	**168**	**143**	**154**		**175 – 195**
Product Pricing:							
Natural Gas NYMEX Differential ($/Mcfe)	$(0.02)	$0.01	($0.05)	($0.07)	$0.00	$0.00 – $0.06	N/A
Crude Oil NYMEX Differential ($/Bbl)	$(1.46)	$(1.27)	$2.23	($0.44)	$1.72	($0.50) - $0.50	N/A
Natural Gas Liquids (% of WTI)	38%	45%	44%	42%	36%	31% - 34%	N/A
Costs and Expenses							
Lease Operating ($/Mcfe)	$0.36	$0.41	$0.34	$0.39	$0.34	$0.30 - $0.32	$0.25 - $0.28
Transportation and Production ($/Mcfe)	$0.36	$0.34	$0.32	$0.34	$0.35	$0.38 - $0.39	$0.34 - $0.38
Production Taxes (% of Revenues)	5.0%	5.1%	3.1%	4.2%	5.7%	5.5% - 6.5%	5.0% - 6.0%
G&A Expenses (Cash Only, $MM)	$5.2	$4.6	$5.0	$23.2	$4.2	$4.0 - $4.5	$18.1 - $19.1
DD&A Expense ($/Mcfe)	$0.82	$0.82	$0.89	$0.84	$0.91	$0.90 - $0.95	$0.89 - $1.00
Cash Interest Expense ($MM)	$2.2	$2.7	$3.2	$11.3	$5.2	$5.0 - $6.0	N/A

(1) Pro Forma for divested properties in 2017 and for AWP Olmos divestiture in 1Q18



Financial Summary

SilverBow RESOURCES

Financial Discipline is Integral to Strategy

- **Preserve financial flexibility**
  - Maintain strong liquidity position
  - Active hedge program to protect cash flows
  - Patient capital structure
- **Relentless focus on driving down costs**
  - Monetize non-core assets to further streamline operations
- **Disciplined capital allocation focused on full-cycle returns**
  - "Cash is King" mindset
  - Generate returns-focused production growth
  - Model downside & upside commodity price scenarios
- **Maintain healthy RBL syndicate**
  - Conservative target leverage

Strong Liquidity Provides Financial Flexibility

SBOW LISTED NYSE

- **Significant Liquidity of ~$274 million[1]**
- **No Near-Term Maturities**
- **Revolving Credit Facility (due 2022)**
  - $330 million borrowing base
  - LIBOR + 2.25%-3.25%
  - 12 banks led by JP Morgan
  - Total Debt / LTM Adj. EBITDA <4.0x
- **Second Lien Facility (due 2024)**
  - $200 million outstanding
  - LIBOR + 7.50%
  - NC2, 102, 101, Par
  - Total Debt / LTM Adj. EBITDA <4.5x

NYSE Symbol	SBOW
Share Price (5/1/18)	$30.75
Shares Outstanding (5/1/18)	11.653
Equity Market Capitalization	$358.3
Plus: Revolving Credit Facility[1]	53.0
Plus: Second Lien[1]	200.0
Less: Cash[1]	0.2
Enterprise Value	$611.1

Note: All values in millions, except per share value amounts



$350
$300
$250
$200
$150
$100
$50
$0
2018
2019
2020
2021
2022
2023
2024
$330
Undrawn
Credit Facility
$53
$200
Second Lien

Fully Funded Capital Program Using Cash Flows from Operations and Borrowings under Credit Facility

1) As of 3/31/2018

Hedging Summary[1]

SBOW LISTED NYSE

- SilverBow actively hedges expected to protect project returns and support planned capital expenditures
  - Bias towards swaps and collars
- Hedge volumes for balance of 2018 cover ~65% of 2018 production guidance midpoint
- NGL Hedge volumes in 2018 are approximately 1,300 Bbls/d in 2Q18, 1,230 Bbls/d in 3Q18, and 1,620 Bbls/d in 4Q18

	Balance 2018	2019	2020
SBOW Wtd Avg NYMEX Hedge Gas Price	$2.91	$2.90	$2.79
SBOW Wtd Avg NYMEX Hedge Oil Price	$52.41	$52.75	$52.35
SBOW Wtd Avg Mount Belvieu Hedge NGL Price	$22.05	N/A	N/A

Natural Gas Hedging



(Mcfpd)
($ / Mcf)
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Mcf/d
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$/Mcf
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2019
2020
Hedged Volume
Hedged Price

Oil Hedging



(Bblpd)
($ / Bbl)
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Bbls/d
$55
$54
$53
$52
$51
$50
$49
$48
$47
$46
$45
$/Bbl
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2019
2020
Hedged Volume
Hedged Price

Mitigating Price Volatility with an Active Hedging Program

(1) Hedge information is as of 3/31/2018. For more detailed hedging information, please see the Company's most recent Quarterly report. The above analysis assumes 1 Mcf equals 1 MMBtu



Conclusion

Why Invest in SilverBow Resources?

SBOW LISTED NYSE

- Pure Play Eagle Ford Operator with Premier Record of Drilling Gas Wells
  - Best Gas Take-Away Market in USA
- Strong Balance Sheet, Low Cost Structure, and Favorable Midstream Contracts
  - Positioned as Low Cost Operator with Strong Margins
  - Strong Production and EBITDA growth
- Accelerating Production and EBITDA Growth Through 2 Rig Program
- Over 15 Years of Drilling Inventory at Current 2 Rig Pace
- Currently Trading at Attractive Valuation Relative to Strip PV10 with Further Upside From:
  - Fasken Upper Eagle Ford – 6 well program planned for 2018
  - Oro Grande – 5 well program planned for 2018
  - Uno Mas – 3 well program planned for 2018
  - AWP – 7 well program planned for 2018
  - Organic Leasing Opportunities
  - Accretive Acquisition Opportunities

Value and Growth Investment Opportunity

Compelling Potential Valuation

SBOW LISTED NYSE



Acquisitions
Leasing
Probable Reserves
Southern AWP
Uno Mas
Oro Grande
UEF Fasken
$731
Current Enterprise Value: $611 million
Strip PV10(1)

Value and Growth Investment Opportunity

(1) Internally estimated proved reserves as of 12/31/17 using Strip pricing as of 4/2/18, excluding AWP Olmos properties



Appendix

Summary Terms: Second Lien Notes

SBOW
LISTED
NYSE

Borrower	SilverBow Resources, Inc.
Guarantors	All existing or future direct or indirect wholly-owned U.S. subsidiaries of the Borrower
Facility	$200 million Senior Secured Second Lien Notes
Maturity	December 2024
Call Protection	NC2, 102, 101, par
Interest	Libor +750 bps
Maintenance Covenant	Total net leverage of 4.5x
Mandatory Hedging	• Minimum hedging of 75% of PDP for 3 years at closing • Thereafter, 50% of PDP on a rolling 24 month basis
General Provisions	• Incremental of $100MM subject to pro forma compliance with a PV10 asset coverage test of 1.25x and 50 bps MFN • General debt and lien basket of $25MM • General restricted payments basket of $25MM
Security	Second priority liens covering at least 85% of the PV-9 of proved oil and gas reserves; title requirement 85% of the PV-9

Pro Forma Production for Non-Core Asset Sales

SBOW LISTED NYSE

SilverBow Resources	2016	2017				2018
Summary Pro Forma Production	Q4	Q1	Q2	Q3	Q4	Q1
As Reported						
Oil (MBbls)	240	146	139	170	229	177
Gas (Mmcf)	9,551	10,104	11,078	11,723	12,847	11,917
NGL (MBbls)	226	204	228	267	347	248
As Reported Sales Volumes (Mmcfe)	**12,348**	**12,206**	**13,282**	**14,346**	**16,301**	**14,469**
As Reported Sales Volumes (Mmcfe/d)	**134.2**	**135.6**	**146.0**	**155.9**	**177.2**	**160.8**
Sequential Growth %	–	1.0%	7.6%	6.8%	13.6%	(9.3%)
Louisiana Properties (divested 12/1/16)						
Oil (MBbls)	81	-	-	-	-	-
Gas (Mmcf)	118	-	-	-	-	-
NGL (MBbls)	4	-	-	-	-	-
Total Sales Volumes (Mmcfe)	625	-	-	-	-	-
Wheeler Properties (divested 8/1/17)						
Oil (MBbls)	3	3	2	0	-	-
Gas (Mmcf)	93	86	84	26	-	-
NGL (MBbls)	9	7	8	2	-	-
Total Sales Volumes (Mmcfe)	160	147	144	43	-	-
AWP Olmos Properties (closed 1Q18) (1)(2)						
Oil (MBbls)	24	21	22	17	20	12
Gas (Mmcf)	651	549	542	391	502	336
NGL (MBbls)	53	46	50	29	45	32
Total Sales Volumes (Mmcfe)	1,110	949	971	663	892	599
Pro Forma						
Oil (MBbl)	133	122	116	153	208	165
Gas (Mmcf)	8,689	9,469	10,452	11,306	12,345	11,581
NGL (MBbls)	161	151	170	236	302	217
Pro Forma Sales Volumes (Mmcfe)	**10,453**	**11,109**	**12,167**	**13,640**	**15,409**	**13,871**
Pro Forma Sales Volumes (Mmcfe/d)	**113.6**	**123.4**	**133.7**	**148.3**	**167.5**	**154.1**
Sequential Growth %	–	8.6%	8.3%	10.9%	13.0%	(8.0%)

(1) AWP Olmos 3Q17 production impacted by temporary curtailments due to Hurricane Harvey and prior period adjustments
(2) 1Q18 only includes January and February data, as the assets were divested 3/1/2018

Adjusted EBITDA Reconciliation

SBOW
LISTED
NYSE

($ thousands)	2017			2018
	Q2	Q3	Q4	Q1
Net Income	$ 16,241	$ 12,884	$ 25,137	$ 8,466
Adjustments to EBITDA				
DD&A	10,828	11,832	14,558	13,131
Accretion of ARO	576	582	600	159
Interest, net	4,642	2,868	3,953	5,890
Derivative (gain) / loss	(5,132)	1,603	(3,448)	6,355
Derivative cash settlements	(1,621)	(63)	807	735
Income tax expense / (benefit)	--	--	(1,954)	--
Non-cash Equity Compensation	1,632	1,403	2,311	1,359
Adjusted EBITDA	$ 27,166	$ 31,109	$ 41,964	$ 36,095

Reconciliation of PV-10 to Standardized Measure

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2017 is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2017 average adjusted prices after differentials were $2.95 per Mcf of natural gas, $50.38 per barrel of oil, and $20.32 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2017)	2017
Standardized Measure of Discounted Future Net Cash Flows	$ 732
Future income taxes (discounted at 10%)	73
SEC PV-10 Value	$ 805

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.



Type Curves

SilverBow RESOURCES

Fasken Lower Eagle Ford Gas

SBOW LISTED NYSE

Single Well Economics

Summary	
Drilling Locations	19
Target D&C ($mm)[2]	$4.7
NPV 10 ($mm)	$8.3
IRR (%)	124%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	1,500
Wellhead EUR (Bcfe)	14
% Gas	100%
EUR / 1,000' (Bcfe)	1.9
Type Curve	
Restricted Rate (Mmcfepd / 1000')	1.34
Flat Period (Days)	90
30 Day IP (Mmcfepd)	10
Initial Decline Following Flat Period	60%
B-Factor	1.2
Terminal Decline	5%
Operating Cost	
Fixed LOE ($/well/month)	$1,309
Variable LOE ($/Mcfe)	$0.02
Trans. & Proc. ($/Mcfe)	$0.39

Type Curve[1]



20,000
15,000
10,000
5,000
0
Mcfe/D
Restricted Rate
14 BCFE Type Curve
0
6
12
18
24
Normalized Flowing Time (Months)

IRR Sensitivity

		Gas / WTI / NGL Price	
		$3.00 / $50 / $20	$3.50 / $60 / $24
T.C. EUR Bcfe	14.0	124%	194%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

(2) Cost includes location construction, 4 wells/drill pad, 7,500' completed lateral length, 1,500 lb/ft proppant, 10 days of flowback, tubing installation, and facilities hook-up.

Fasken Upper Eagle Ford Gas

SBOW LISTED NYSE

Single Well Economics

Summary	
Drilling Locations	71
Target D&C ($mm)[2]	$4.7
NPV 10 ($mm)	$2.5 – $3.2
IRR (%)	41% – 53%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	1,500
Wellhead EUR (Bcfe)	10 – 12
% Gas	100%
EUR / 1,000' (Bcfe)	1.3 – 1.6
Type Curve	
Restricted Rate (Mmcfepd / 1000')	1.3 – 1.5
Flat Period (Days)	30
30 Day IP (Mmcfepd)	10 – 11
Initial Decline Following Flat Period	74%
B-Factor	1.7 – 1.8
Terminal Decline	4.0% – 4.5%
Operating Cost	
Fixed LOE ($/well/month)	$1,309
Variable LOE ($/Mcfe)	$0.02
Trans. & Proc. ($/Mcfe)	$0.39

Type Curve[1]



15,000
10,000
5,000
0
Mcfe/D
Pressure Managed
12 BCFE Type Curve
10 BCFE Type Curve
0
6
12
18
24
Normalized Flowing Time (Months)

IRR Sensitivity

T.C. EUR Mbo/Bcfe/Mbn		Gas / WTI / NGL Price	
		$3.00 / $50 / $20	$3.50 / $60 / $24
	0/12/0	53%	83%
	0/10/0	41%	63%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

(2) Cost includes location construction, 4 wells/drill pad, 7,500' completed lateral length, 1,500 lb/ft proppant, 10 days of flowback, tubing installation, and facilities hook-up.

Artesia Eagle Ford North Condensate

SBOW LISTED NYSE

Single Well Economics

Summary	
Drilling Locations	22
Target D&C ($mm)[2]	$5.0
NPV 10 ($mm)	$8.2 – $9.6
IRR (%)	94% – 115%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	1,500
Wellhead EUR (Mboe)	1,465 – 1,612
% Gas	43%
% Oil	23%
% NGL	34%
EUR / 1,000' (Mboe)	195 – 215
Type Curve	
Restricted Rate (Mmcfepd / 1000')	133 – 146
Flat Period (Days)	60
30 Day IP (Mmcfepd)	997 – 1,097
Initial Decline Following Flat Period	61%
B-Factor	1.2
Terminal Decline	5%
Operating Cost	
Fixed LOE ($/well/month)	$1,102
Variable LOE ($/Mcfe)	$0.20
Trans. & Proc. ($/Mcfe)	$0.24

Type Curve[1]



Pressure Managed
1,612 MBOE (376 MBO)
Type Curve
1,465 MBOE (334 MBO)
Type Curve
BOE/D
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
6
12
18
24
Normalized Flowing Time (Months)

IRR Sensitivity

		Gas / WTI / NGL Price	
		$3.00 / $50 / $20	$3.50 / $60 / $24
T.C. EUR MBOE	1,612	141%	174%
	1,465	94%	115%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

(2) Cost includes location construction, 4 wells/drill pad, 7,500' completed lateral length, 1,500 lb/ft proppant, 10 days of flowback, tubing installation, and facilities hook-up.

Oro Grande Eagle Ford Gas

Single Well Economics

Summary	
Drilling Locations	104
Target D&C ($mm)[2]	$7.9
NPV 10 ($mm)	$8.9 – $11.4
IRR (%)	60% – 90%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500-3,500
Wellhead EUR (Bcfe)	14 – 16
% Gas	100%
EUR / 1,000' (Bcfe)	1.9 – 2.1
Type Curve	
Restricted Rate (Mmcfepd / 1000')	1.3 – 1.4
Flat Period (Days)	6 – 7
30 Day IP (Mmcfepd)	10 – 11
Initial Decline Following Flat Period	35% – 60%
B-Factor	1.1 – 1.2
Terminal Decline	5%
Operating Cost	
Fixed LOE ($/well/month)	$7,500
Variable LOE ($/Mcfe)	$0.01
Trans. & Proc. ($/Mcfe)	$0.15

Type Curve[1]


20,000
15,000
10,000
5,000
0
Mcfe/D
Pressure Managed
16 BCFE Type Curve
14 BCFE Type Curve
0
6
12
18
24
Normalized Flowing Time (Months)

IRR Sensitivity

T.C. EUR Mbo/Bcfe/Mbn		Gas / WTI / NGL Price	
		$3.00 / $50 / $20	$3.50 / $60 / $24
	0/16/0	90%	124%
	0/14/0	60%	90%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

(2) Cost includes location construction, 4 wells/drill pad, 7,500' completed lateral length, 2,500-3,500 lb/ft proppant, 10 days of flowback, tubing installation, and facilities hook-up.

AWP South Lower Eagle Ford Gas

Single Well Economics

Summary	
Drilling Locations	169
Target D&C ($mm)[2]	$6.0
NPV 10 ($mm)	$5.4 – $5.6
IRR (%)	43% – 43%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	1,500
Wellhead EUR (Bcfe)	9 – 10
% Gas	100%
Gas Shrinkage	10% – 15%
NGL Yield (Bbl / Mmcf)	36 – 55
EUR / 1,000' (Bcfe)	1.2 – 1.3
Type Curve	
Restricted Rate (Mmcfepd / 1000')	1.0 – 1.2
Flat Period (Days)	30
30 Day IP (Mmcfepd)	8.2 – 9.2
Initial Decline Following Flat Period	74%
Initial B-Factor (6 months)	2.0
Final B-Factor	1.5
Terminal Decline	5%
Operating Cost	
Fixed LOE ($/well/month)	$884
Variable LOE ($/Mcfe)	$0.09
Trans. & Proc. ($/Mcfe)	$0.17

Type Curve[1]


Pressure Managed
11.1 BCFE (10 BCF) Type Curve
- NGL Yield – 36 bbl/mmcf
10.8 BCFE (9 BCF) Type Curve
- NGL Yield – 55 bbl/mmcf
Mcfe/D
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
0
6
12
18
24
Normalized Flowing Time (Months)

IRR Sensitivity

		Gas / WTI / NGL Price	
		$3.00 / $50 / $20	$3.50 / $60 / $24
T.C. EUR Bcfe	11.1	43%	62%
	10.8	43%	63%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.
(2) Cost includes location construction, 4 wells/drill pad, 7,500' completed lateral length, 1,500 lb/ft proppant, 10 days of flowback, tubing installation, and facilities hook-up.

Uno Mas Lower Eagle Ford Gas

SBOW LISTED NYSE

Single Well Economics

Summary	
Drilling Locations	60
Target D&C ($mm)[2]	$7.9
NPV 10 ($mm)	$4.7 – $7.0
IRR (%)	41% – 61%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500
Wellhead EUR (Bcfe)	12.0 – 14.0
% Gas	100%
Gas Shrinkage	8%
NGL Yield (bbl/MMcf)	10
EUR / 1,000' (Bcfe)	1.6 – 1.9
Type Curve	
Restricted Rate (Mmcfepd / 1000')	1.7 – 2.0
Flat Period (Days)	60
30 Day IP (Mmcfepd)	13.0 – 15.0
Initial Decline Following Flat Period	68% – 69%
B-Factor	1.2
Terminal Decline	5%
Operating Cost	
Fixed LOE ($/well/month)	$7,500
Variable LOE ($/Mcfe)	$0.01
Trans. & Proc. ($/Mcfe)	$0.21

Type Curve[1]



20,000
15,000
10,000
5,000
0
Mcfe/D
Pressure Managed
12 BCFE (12 BCF) Type Curve
0
6
12
18
24
Normalized Flowing Time (Months)

IRR Sensitivity

		Gas / WTI / NGL Price	
		$3.00 / $50 / $20	$3.50 / $60 / $24
T.C. EUR Bcfe	14.0	61%	94%
	12.0	41%	64%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

(2) Cost includes location construction, 4 wells/drill pad, 7,500' completed lateral length, 2,500 lb/ft proppant, 10 days of flowback, tubing installation, and facilities hook-up.

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(281) 874-2700 or (800) 777-2412
www.sbow.com

CONTACT INFORMATION

Doug Atkinson, CFA
Senior Manager – Finance & Investor Relations
(281) 423-0314
IR@sbow.com